PENSION AND OTHER POSTRETIREMENT BENEFITS (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 28, 2013
Defined Benefit Plans
Healthcare cost trend rate assumed for 2014 (as a percent)	7.00%
Healthcare cost trend rate by 2018 (as a percent)	5.00%
One-percentage-point change in assumed health care cost trend rates
Effect of one-percentage-point increase on total of service and interest cost components	$ 0.01
Effect of one-percentage-point decrease on total of service and interest cost components	(0.01)
Effect of one-percentage-point increase on postretirement benefit obligations	0.3
Effect of one-percentage-point decrease on postretirement benefit obligations	$ (0.3)
Postretirement Health Benefits
Defined Benefit Plans
Maximum age for which postretirement benefits are provided	65 years
Minimum age for which supplemental Medicare benefits are provided	65 years